UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2019

SLEEP NUMBER CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

1001 Third Avenue South, Minneapolis, MN  55404

(Address of principal executive offices)(Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 11, 2019, Sleep Number Corporation, a Minnesota corporation (“Sleep Number”), entered into a First Amendment (the “First Amendment”) amending and supplementing the Amended and Restated Credit and Security Agreement, dated as of February 14, 2018 (as amended, supplemented or otherwise modified from time to time, including by the First Amendment, the “Credit Agreement”), among U.S. Bank National Association, as Administrative Agent, Swing Line Lender and Issuing Lender, and certain other financial institutions party thereto. Sleep Number also entered into various ancillary agreements related to the Credit Agreement, including certain supplemental security documents.

The First Amendment, among other things, (a) increases the aggregate commitments under the secured revolving credit facility under the Credit Agreement from $300 million to $450 million, (b) increases the swing line loans available under the revolving credit facility from $25 million to $40 million, (c) extends the maturity date of the loans and commitments under the Credit Agreement from February 14, 2023 to February 11, 2024, (d) increases the maximum leverage ratio (as defined in the Credit Agreement) from 4.25:1.00 to 4.50:1.00, and (e) permits certain restricted payments (as defined in the Credit Agreement) only so long as the leverage ratio (as defined in the Credit Agreement) after giving effect to such restricted payments would not exceed 3.75:1.00 and no default or event of default (as defined in the Credit Agreement) would result therefrom.

The foregoing description of the First Amendment is qualified in its entirety by reference to the complete terms of the First Amendment, which Sleep Number will file as an exhibit to its next Annual Report on Form 10-K.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 13, 2019, Sleep Number issued a press release announcing results for the fiscal fourth quarter and full year ended December 29, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 7.01REGULATION FD DISCLOSURE.

On February 13, 2019, Sleep Number announced the results for the fiscal fourth quarter and full year ended December 29, 2018 as described in Item 2.02 above and the execution of the First Amendment described in Item 1.01 above.  The full text of Sleep Number’s February 13, 2019 press release issued in connection with these announcements is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 13, 2019 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: February 13, 2019	By:	/s/ David R. Callen
	Name:	David R. Callen
	Title:	Senior Vice President and Chief Financial Officer